                                                                      EXHIBIT 99

[RITE AID LOGO]                                                  MAILING ADDRESS
Press Release                                                      P.O. Box 3165
For Further Information Contact:                           Harrisburg, PA  17105

                                                                  GENERAL OFFICE
                                                                  30 Hunter Lane
                                                            Camp Hill, PA  17011
INVESTORS:                                MEDIA:
Frank Bergonzi                            Sarah Datz
(717) 975-5750                            (717) 975-5718

FOR IMMEDIATE RELEASE

                 RITE AID ANNOUNCES RECORD THIRD QUARTER RESULTS
                        13-WEEK REVENUES UP 11.5 PERCENT

CAMP HILL, PA. (December 16, 1996)--Rite Aid Corporation (RAD - NYSE, PSE), today announced financial results for the third quarter ended November 30, 1996.

   Corporate sales increased 11.5 percent to $1,484,641,000 compared to $1,331,796,000 for the third quarter of fiscal 1996. Net income rose 14.5 percent to $37,409,000 from $32,660,000 and earnings per share increased 15.4 percent to $.45 compared to $.39 in the third quarter last year.

   For the 39 weeks, revenues advanced 7.4 percent to $4,313,019,000 from $4,015,036,000 for the same period one year ago. Net income, before the nonrecurring charge for costs associated with the attempted acquisition of Revco
D. S. Inc., was $115,257,000, an increase of 13.0 percent compared to $101,953,000 or $1.37 per share versus $1.22 per share for the year-earlier period.

   Net income for the 39 weeks ended November 30, 1996 was $105,334,000 or $1.26 per share. This reflected a first quarter, pre-tax charge of $16,057,000 to write off costs associated with the attempted Revco acquisition.

   As previously announced, same-store sales rose 7.8 percent for the quarter and 7.2 percent for the 39 weeks compared to 6.6 percent and 7.0 percent for the comparable periods last year. Pharmacy same-store sales led the 13-week gain at
10.7 percent. During the third quarter, the company added 51 drugstores, closed or sold 59 smaller outlets, and enlarged or relocated 64 units. Year to date, Rite Aid added 118 stores, closed or sold 89 outlets, and enlarged or relocated 150 stores. The company ended the quarter with 2,788 drugstores.

   Rite Aid Corporation closed on the merger with Thrifty PayLess Holdings, Inc. on December 12, 1996. Thrifty PayLess is the largest drugstore chain in the western United States, operating over 1,000 drugstores in 10 states with annual revenues of approximately $4.4 billion.

   General information about Rite Aid including corporate background and press releases is available, free of charge, through the company's News-On-Demand fax service at (800) 916-7788. This information is also available through Rite Aid's internet web site at http://www.RiteAid.com.

                                                                      EXHIBIT 99

                              RITE AID CORPORATION
                            THIRD QUARTER FISCAL 1997
                         CONSOLIDATED SALES AND EARNINGS
                                   (UNAUDITED)





                              13 WEEKS ENDED    13 WEEKS ENDED
                            November 30, 1996  December 2, 1995       %
                            -----------------  ----------------     ----
SALES                         $1,484,641,000    $1,331,796,000      11.5

NET INCOME                    $   37,409,000    $   32,660,000      14.5

AVERAGE SHARES OUTSTANDING        83,919,000        83,758,000

EARNINGS PER SHARE            $          .45    $          .39      15.4






                              39 WEEKS ENDED    39 WEEKS ENDED
                            November 30, 1996  December 2, 1995      %
                            -----------------  ----------------     ---
SALES                         $4,313,019,000    $4,015,036,000      7.4

NET INCOME                    $  105,334,000    $  101,953,000      3.3

AVERAGE SHARES OUTSTANDING        83,891,000        83,816,000

EARNINGS PER SHARE            $         1.26    $         1.22      3.3


Net income for the 39 weeks ended November 30, 1996 reflects a nonrecurring, pre-tax charge of $16,057,000 to write off expenses associated with the attempted acquisition of Revco D.S., Inc. Tax effected, this charge was $9,923,000 or $.12 per share.

The LIFO method of valuing inventory had the effect of reducing net income 2 cents per share for the 13-week period and 10 cents per share for the 39-week period ended November 30, 1996. For the comparable periods last year, the LIFO adjustments were 2 cents for the quarter and 9 cents for the 39 weeks.

                                                                     EXHIBIT 99

FISCAL 1997
3RD QUARTER
(UNAUDITED)


CONSOLIDATED STATEMENTS OF INCOME
==============================================================================================================
                                                        13 Weeks Ended                 13 Weeks Ended
                                                       November 30, 1996               December 2, 1995
                                                   -----------------------------------------------------------
In thousands of dollars
except per share amounts                                $              %               $                  %
--------------------------------------------------------------------------------------------------------------
NET SALES ..................................       $ 1,484,641       100.0       $ 1,331,796             100.0
COSTS & EXPENSES
Cost of Goods Sold Including Occupancy Costs         1,100,706        74.1           985,454              74.0
Selling, General and Administrative Expenses           302,697        20.4           276,374              20.8
Interest Expense ...........................            20,703         1.4            16,515               1.2
                                                   -----------------------------------------------------------
                          COSTS & EXPENSES-          1,424,106        95.9         1,278,343              96.0
                                                   -----------------------------------------------------------
Income Before Income Taxes .................            60,535         4.1            53,453               4.0
Income Taxes ...............................            23,126         1.6            20,793               1.5
                                                   -----------------------------------------------------------
                                NET INCOME-        $    37,409         2.5       $    32,660               2.5
                                                   ===========================================================
                        EARNINGS PER SHARE-        $       .45                   $       .39
                                                   ===========================================================
           CASH DIVIDENDS PER COMMON SHARE-        $      .185                   $       .17
                                                   ===========================================================
                AVERAGE SHARES OUTSTANDING-         83,919,000                    83,758,000
                                                   ===========================================================


















39 WEEKS
(UNAUDITED)

===================================================================================================================
                                                               39 Weeks Ended                 39 Weeks Ended
                                                              November 30, 1996              December 2, 1995
In thousands of dollars                                ------------------------------------------------------------
except per share amounts                                     $                 %              $                %
-------------------------------------------------------------------------------------------------------------------
NET SALES ......................................       $ 4,313,019           100.0      $ 4,015,036           100.0
COSTS & EXPENSES
Cost of Goods Sold Including Occupancy Costs ...         3,185,468            73.9        2,960,998            73.7
Selling, General and Administrative Expenses ...           883,148            20.5          837,629            20.9
Interest Expense ...............................            57,902             1.3           49,546             1.2
Nonrecurring Charge Related to
   Revco D.S., Inc. Acquisition Costs ..........            16,057             0.4             --              --
                                                       ------------------------------------------------------------
                               COSTS & EXPENSES-         4,142,575            96.1        3,848,173            95.8
                                                       ------------------------------------------------------------
Income Before Income Taxes .....................           170,444             3.9          166,863             4.2
Income Taxes ...................................            65,110             1.5           64,910             1.7
                                                       ------------------------------------------------------------
                                     NET INCOME-       $   105,334             2.4      $   101,953             2.5
                                                       ============================================================
                             EARNINGS PER SHARE-       $      1.26                      $      1.22
                                                       ============================================================
                CASH DIVIDENDS PER COMMON SHARE-       $      .555                      $       .51
                                                       ============================================================
                     AVERAGE SHARES OUTSTANDING-        83,891,000                       83,816,000
                                                       ============================================================

The LIFO method of valuing inventory had the effect of reducing net income 2(cent) per share for the 13-week period and 10(cent) per share for the 39-week period ended November 30, 1996. For the comparable periods last year, the LIFO adjustments were 2(cent) for the quarter and 9(cent) for the 39 weeks.

Net income for the 39-week period ended November 30, 1996 reflects a nonrecurring, pre-tax charge of $16,057,000 to write off expenses associated with the attempted acquisition of Revco D.S., Inc. Tax effected, this charge was $9,923,000 or $.12 per share.

[LOGO]
Rite Aid Corporation
P.O. Box 3165
Harrisburg, PA 17105



                                                           Released 12/16/96

                                                                     EXHIBIT 99

FISCAL 1997
ASSETS

CONSOLIDATED BALANCE SHEETS (UNAUDITED)
==================================================================================================

                                                              November 30, 1996   December 2, 1995
In thousands of dollars
--------------------------------------------------------------------------------------------------
CURRENT ASSETS
Cash ........................................................       $     8,714        $    28,273
Accounts Receivable, Net ....................................           261,817            251,308
Inventories .................................................         1,345,119          1,218,234
Prepaid Expenses and Other Current Assets ...................            41,044             37,262
                                                                    ------------------------------
                                        TOTAL CURRENT ASSETS-         1,656,694          1,535,077
                                                                    ------------------------------
PROPERTY, PLANT & EQUIPMENT AT COST
Land ........................................................           170,046            100,977
Buildings ...................................................           330,047            275,084
Leasehold Improvements ......................................           576,105            454,358
Equipment ...................................................           838,320            719,979
Construction in Progress ....................................            52,129             25,302
                                                                    ------------------------------
                         PROPERTY, PLANT & EQUIPMENT AT COST-         1,966,647          1,575,700
Accumulated Depreciation and Amortization ...................           752,579            677,406
                                                                    ------------------------------
                             NET PROPERTY, PLANT & EQUIPMENT-         1,214,068            898,294
                                                                    ------------------------------
INTANGIBLE ASSETS
Excess of Cost Over Underlying Equity in Subsidiaries Less
    Accumulated Amortization of $12,539 and $9,796  .........           152,791            131,629
Lease Acquisition Costs and Other Intangible Assets Less
    Accumulated Amortization of $131,341 and $120,316 .......           224,100            190,653
                                                                    ------------------------------
                                           INTANGIBLE ASSETS-           376,891            322,282
                                                                    ------------------------------
Other Assets ................................................            99,242             36,249
                                                                    ------------------------------
                                                TOTAL ASSETS-       $ 3,346,895        $ 2,791,902
                                                                    ==============================



LIABILITIES
AND
STOCKHOLDERS'
EQUITY

==================================================================================================

In thousands of dollars                                       November 30, 1996   December 2, 1995
--------------------------------------------------------------------------------------------------
CURRENT LIABILITIES
Short-Term Debt and
    Current Maturities of Long-Term Debt ....................       $    64,980        $   251,171
Accounts Payable ............................................           310,329            279,205
Income Taxes ................................................            83,768             55,073
Sales and Other Taxes Payable ...............................            11,311             10,549
Accrued Salaries, Wages and Other Current Liabilities .......            62,795             91,747
                                                                    ------------------------------
                                   TOTAL CURRENT LIABILITIES-           533,183            687,745
                                                                    ------------------------------
Long-Term Debt, Less Current Maturities .....................         1,536,839            971,253
                                                                    ------------------------------
Deferred Income Taxes .......................................           113,807             73,221
                                                                    ------------------------------
STOCKHOLDERS' EQUITY
Preferred Stock, Par Value $1 Per Share, Series A Junior
    Participating Preferred Stock ...........................              --                 --
Common Stock, Par Value $1 Per Share, Issued 90,462,119
    Shares and 90,290,636 Shares ............................            90,462             90,291
Additional Paid-In Capital ..................................            63,247             61,124
Retained Earnings ...........................................         1,114,536          1,014,318
Cumulative Pension Liability Adjustments ....................              (433)            (1,304)
Treasury Stock at Cost (6,532,169 Shares) ...................          (104,746)          (104,746)
                                                                    ------------------------------
                                        STOCKHOLDERS' EQUITY-         1,163,066          1,059,683
                                                                    ------------------------------
                    TOTAL LIABILITIES & STOCKHOLDERS' EQUITY-       $ 3,346,895        $ 2,791,902
                                                                    ==============================